UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 23, 2017
Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-31824	37-1470730
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7600 Wisconsin Avenue, 11th Floor
Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)

(301) 986-9200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).                             Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Current Report on Form 8-K/A is being filed by First Potomac Realty Trust (the “Company”) to replace the Third Amended and Restated Bylaws of the Company filed as Exhibit 3.2 to the Form 8-K filed by the Company on May 25, 2017 (the “Original Form 8-K”). The bylaws filed as Exhibit 3.2 on the Original Form 8-K are the current Third Amended and Restated Bylaws of the Company; however, the copy was not marked to specifically show the amendment to Article XV of the bylaws to provide shareholders the ability to adopt, alter or repeal the bylaws by the affirmative vote of a majority of all the votes entitled to be cast on the matter (the “Bylaw Amendment”). A copy of the Third Amended and Restated Bylaws of the Company, marked to show the Bylaw Amendment, is attached to this Current Report on Form 8-K/A as Exhibit 3.2, which replaces the Exhibit 3.2 filed with the Original Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

3.2	Third Amended and Restated Bylaws of First Potomac Realty Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

May 26, 2017	/s/Samantha Sacks Gallagher
Samantha Sacks Gallagher
Executive Vice President, General Counsel and Secretary

FIRST POTOMAC REALTY TRUST
INDEX TO EXHIBITS

Exhibit Number	Description

3.2	Third Amended and Restated Bylaws of First Potomac Realty Trust.